Exhibit 10.12(b)

EXECUTION COPY

AMENDMENT NO. 7 TO AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 7 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 31, 2009 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC, as Seller, THE MANITOWOC COMPANY, INC., as Servicer, HANNOVER FUNDING COMPANY LLC, as Purchaser, and NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent.

WHEREAS, the parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 21, 2006 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.           Definitions.  Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.           Amendments.  The Agreement is hereby amended as follows:

(a)           The definition of “Intercreditor Agreement” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Intercreditor Agreement” means the Fifth Amended and Restated Intercreditor Agreement, dated as of December 31, 2009, among Manitowoc, the Originators, the Seller, the Agent and JPMorgan Chase Bank, N.A., as the same may be amended, supplemented or otherwise modified from time to time.

(b)           Clause (xix) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

(xix)         the Originator of which (A) is not in default in any material respect under the terms of the related Contract from which such Receivable arose, (B) is wholly-owned by Manitowoc and (C) is not Manitowoc FSG Holdings, Inc.;

SECTION 3.           Representations and Warranties.  On the date hereof, each of the Seller and Manitowoc hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:

(a)           after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;

(b)           after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)           this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 4.           Effectiveness.  This Amendment shall be effective, as of the date hereof, upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):

(a)           counterparts of this Amendment duly executed by each of the parties hereto;

(b)           counterparts of the Intercreditor Agreement (as defined in Section 2(a) above), duly executed by each of the parties thereto;

(c)           an executed copy of a letter from JPMorgan Chase Bank, N.A. to Manitowoc confirming that the transactions contemplated by the Transaction Documents constitute a “Permitted Securitization” under the Credit Agreement;

(d)           opinions of counsel to the Seller and each Originator regarding certain corporate, enforceability, security interests and bankruptcy matters in form and substance acceptable to the Agent and customary for transactions similar to those contemplated by the Transaction Documents; and

(e)           such other agreements, documents, lien searches, officer certificates and instruments as the Agent shall request.

SECTION 5.           Miscellaneous.  The Agreement, as amended hereby, remains in full force and effect.  Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which then taken together shall constitute one and the same Amendment.  This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC FUNDING, LLC, as Seller

By:
Name:
Title:

Amendment No. 7 to Amended and Restated Receivables Purchase Agreement

THE MANITOWOC COMPANY, INC., as Servicer

By:
Name:
Title:

Amendment No. 7 to Amended and Restated Receivables Purchase Agreement

NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 7 to Amended and Restated Receivables Purchase Agreement

HANNOVER FUNDING COMPANY LLC, as Purchaser

By:
Name:
Title:

Amendment No. 7 to Amended and Restated Receivables Purchase Agreement